UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Excel Technology, Inc.
(Name of Registrant as Specified In Its Charter)

Coherent, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Coherent, Inc. Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Excel Technology, Inc.
Commission File No.: 0-19306

The following is a presentation made available in connection with a conference call by Coherent, Inc. on February 21, 2006 in connection with the Agreement and Plan of Merger dated February 20, 2006 by and among Coherent, Spider Acquisition Corporation and Excel Technology, Inc.

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[LOGO]

Coherent, Inc. to Acquire Excel Technology, Inc.

February 2006

[GRAPHIC]

Safe Harbor Statement

The statements in this presentation that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with uncertainties related to currency adjustments, contract cancellations, manufacturing risks, competitive factors, uncertainties pertaining to customer orders, demand for products and services, development of markets for the Company’s products and services and other risks identified in the Company’s SEC flings. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are encouraged to refer to the risk disclosures described in the Company’s reports on Forms 10-K, 10-Q and 8-K, as applicable

[LOGO]

Superior Reliability & Performance

Announcement

Coherent to Acquire Excel Technology for Approximately $376 Million, Exclusive of Fees and Transaction Costs

•	The Combination Creates a Global Leader of Laser-based Solutions for a Wide Range of Applications/End Markets

•	Consideration:	$30.00 Per Share in Cash

•	Form of Consideration:	100% Cash

•	Close:	Expected to Close in Third Fiscal Quarter Ending July 1, 2006

•	Closing Conditions:	Excel Technology, Inc. Shareholders’ Approval, Regulatory Approvals and Other Customary Closing Conditions

Rationale for the Transaction

•                  The Combination Creates a Global Market Leader in Photonics for a Wide Range of Commercial and Scientific Applications

•                  Together a Leading Provider of Materials Processing Solutions in a Market with Excellent Long-term Growth Prospects

•                  Coherent Provides Enhanced Distribution and Global Reach to Excel

•                  Excel Provides System Expertise in Certain Key Product Areas to Coherent

•                  Combined Company has Attractive Business Model, Meaningful Revenue Growth Opportunities and Strong Cash Flow

Combined Company Well Positioned to Capture Key Industry Growth Opportunities

•                  Continued Need for Finer Specifications, Improved Yields, Reduced Costs and Repeatability in Commercial Processes
–> Photonics is Displacing Conventional Technologies

•                  Strategic Focus on Leading-edge Applications

•                  Broadest Set of Materials Processing Solutions from Components, to Lasers, to Subsystems, and Systems

•                  Next Generation Manufacturing Technologies for Displays, Packaging, Printing, etc.

A Combination of Two Industry Leaders

	[LOGO]	[LOGO]

Long Lineage	Founded 1966	Founded 1985

Market Leadership	Microelectronics, Materials Processing, Graphic Arts/Display, OEM Components, and Scientific	Materials Processing, Scientific, OEM Components, and Laser Systems

Technology Leadership	DPSS Lasers, Ultrafast Lasers, Scanners, CO2 Lasers, Laser Systems, Color Measurement

Global Customer Base	Thousands of Customers in 80 Countries

Solid Financial Performance	FY2005 Revenues: $516.3mm FY2005 EBITDA: $71.1mm	FY2005 Revenues: $137.7mm FY2005 EBITDA: $22.4mm

Financially Accretive Transaction

•                  Modestly Accretive on a Non-GAAP Basis in the Fourth Fiscal Quarter 2006

•                  Potential to be Meaningfully Accretive for the First Full Fiscal Year Ending September 2007

•                  Expected Benefits from Economies of Scale in Distribution, R&D, Administration and Supply Chain

•                  Attractive Margins and Cash Flow

Overview of Excel Technology, Inc.

Overview

•                  A Worldwide Leader in Laser Systems and Electro-optical Components

•                  Serves the Materials Processing, Semiconductor, Biomedical, Scientific, and Other Industrial Markets

•                  Founded in 1985 and Headquartered in East Setauket, New York

•                  Trades on the Nasdaq Under the Ticker XLTC

FY’05 Income Statement

(LTM as of 12/31/05)

Revenue	$137.7

Gross Margin	47.5%

R&D	$14.5

SG&A	$31.4

Net Income	$15.2

Revenue & EBITDA

[CHART]

Source:  Wall Street Research and Merrill Lynch.

Broad Competency in Laser Technology

Intellectual Property and a Critical Set of Competencies

Excel

228 Engineers, Scientists and Technicians 10% of sales spent on R&D

Advanced Broad Based Laser Technology

Optical Scanners
(Galvanometers)

High Precision Beam Delivery Systems

Laser Marking Systems & Workstations

Laser Micro-Machining Systems & Workstations

Applications Engineering & Process Development

Light & Color Measurement Solutions

High Precision Optics

Additional Information and Where to Find It

In connection with the merger, Excel Technology has agreed to file a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF EXCEL TECHNOLOGY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Excel Technology, 41 Research Way, E. Setauket, New York 11733 (Telephone:  631-784-6100). In addition, documents filed with the SEC by Excel Technology will be available free of charge at the SEC’s web site at http://www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Excel Technology in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Excel Technology with the SEC.